Proxy Statement Pursuant to Section 14(a)
               of the Securities Exchange Act of 1934
                          (Amendment No. 2)

Filed by the registrant [x]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]  Preliminary proxy statement
[x]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          OREGON TRAIL FINANCIAL CORP.
-----------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                          OREGON TRAIL FINANCIAL CORP
------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
         N/A
------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transactions applies:
         N/A
------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         N/A
------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
         N/A
------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
         N/A
------------------------------------------------------------------------------
(2)  Form, schedule or registration statement no.:
         N/A
------------------------------------------------------------------------------
(3)  Filing party:
         N/A
------------------------------------------------------------------------------
(4)  Date filed:
         N/A
------------------------------------------------------------------------------

                  [Oregon Trail Financial Corp. Letterhead]


                             September 5, 2001


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Oregon Trail Financial Corp. The meeting will be held at the Sunridge Inn and Conference Center, One Sunridge Lane, Oregon, on Friday, September 28, 2001 at 10:00 a.m., Pacific Daylight Time.

     The Notice of Annual Meeting of Stockholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also update you on the operations of the Company during the past year. In January and again in August of this year, we provided you through our press releases with an overview of our renewed strategic direction and guidance on our estimate for future earnings. At the meeting, we will further address some strategic alternatives that have been reviewed and considered by the Board of Directors with the assistance of the investment banking firm of Keefe Bruyette & Wood ("KBW"). KBW has been retained to examine the Company's performance and assess the implementation of the new business plan that the Company announced earlier this year. KBW analyzed the anticipated value to shareholders of (i) continuing the business plan without additional shares repurchased, (ii) continuing the business plan coupled with significant share repurchases, or (iii) selling the Company at this time. Based in part on KBW's analysis and considering the anticipated benefits of its current business plan, the Board of Directors concluded that continuing the business plan with significant share repurchases presented the best anticipated results to shareholders over other alternatives, at this time. To date, the Company has repurchased 26% of its shares originally outstanding, or 1,238,889 shares, and the Company currently has $18 million of cash available to facilitate additional repurchases.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed green proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     Directors and officers of the Company, as well as a representative of Deloitte & Touche LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

     For the reasons set forth in the proxy statement, the Board unanimously recommends a vote "FOR" each of the nominees as directors specified under Proposal I and "FOR" the ratification of auditors under Proposal II.

     For shareholders holding shares in "street name," you should sign the voting instruction card and return it in the special envelope provided.

     We look forward to seeing you at the meeting.

Sincerely,

/s/Stephen R. Whittemore                /s/Berniel L. Maughan
Stephen R. Whittemore                   Berniel L. Maughan
Chairman of the Board                   President and Chief Executive Officer

                        OREGON TRAIL FINANCIAL CORP.
                             2055 FIRST STREET
                          BAKER CITY, OREGON 97814
                              (541) 523-6327
------------------------------------------------------------------------------
                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       To Be Held On September 28, 2001
------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Oregon Trail Financial Corp. ("Company") will be held at the Sunridge Inn and Conference Center, One Sunridge Lane, Oregon, on Friday, September 28, 2001 at 10:00 a.m., Pacific Daylight Time, for the following purposes:

     (1)  To elect two directors of the Company;

     (2) To approve the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2002; and

     (3) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on August 16, 2001 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   /S/ZANE F. LOCKWOOD
                                   ZANE F. LOCKWOOD
                                   CORPORATE SECRETARY

Baker City, Oregon
September 5, 2001

------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                             PROXY STATEMENT
                                    OF
                       OREGON TRAIL FINANCIAL CORP.
                            2055 FIRST STREET
                         BAKER CITY, OREGON 97814
                              (541) 523-6327

------------------------------------------------------------------------------
                      ANNUAL MEETING OF STOCKHOLDERS
                              SEPTEMBER 28, 2001
------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Oregon Trail Financial Corp. ("Company") to be used at the Annual Meeting of Stockholders of the Company ("Meeting"). The Company is the holding company for Pioneer Bank, A Federal Savings Bank ("Savings Bank"). The Meeting will be held at the Sunridge Inn and Conference Center, One Sunridge Lane, Oregon, on Friday, September 28, 2001 at 10:00 a.m., Pacific Daylight Time. This Proxy Statement and the enclosed proxy card are being first mailed to shareholders on or about September 5, 2001.

------------------------------------------------------------------------------
                         VOTING AND PROXY PROCEDURE
------------------------------------------------------------------------------

     Shareholders Entitled to Vote. Stockholders of record as of the close of business on August 16, 2001 ("Voting Record Date") are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. At the close of business the Voting Record Date, the Company had 3,576,411 shares of Common Stock entitled to vote.

     As provided in the Company's Articles of Incorporation, record holders of the Company's Common Stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

     If you are a beneficial owner of Company Common Stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company Common Stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

     Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to vote at the Meeting for purposes of determining the existence of a quorum.

     Proxies; Proxy Revocation Procedures. The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. When the green proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below and FOR the approval of the appointment of Deloitte & Touche LLP as independent auditors. If a shareholder attends the Meeting, he or she may vote by ballot.

     Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a shareholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.


     If your Company Common Stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

     Participants in the Pioneer Bank, A Federal Savings Bank ESOP. If a stockholder is a participant in the Pioneer Bank, A Federal Savings Bank Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may instruct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. The instructions are confidential and will not be disclosed to the Company. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions. The deadline for returning your voting instructions to the trustees is September 20, 2001.

     Vote Required. Abstentions and "broker non-votes" (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

     The directors to be elected at the Meeting will be elected by a plurality of the votes cast by shareholders present in person or by proxy and entitled to vote. Votes may be cast for or withheld from each nominee for election as director. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of the votes cast. The Company's Articles of Incorporation prohibits stockholders from cumulating their votes for the election of directors.

     Approval of the appointment of independent auditors requires the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote at the Meeting. In determining whether such proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the proposal; broker non-votes will be disregarded and will have no effect on the outcome of the vote.

------------------------------------------------------------------------------
        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
------------------------------------------------------------------------------

     Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and provide a copy to the Company, disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended
("Exchange Act").   Based on such reports, the following table sets forth, at
the close of business on the Voting Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at the close of business on the Voting Record Date. The table also sets forth, as of the close of business on the Voting Record Date, certain information as to shares of Common Stock beneficially owned by the Company's directors, "named executive officers," and all directors and executive officers as a group.

                                      Number of Shares       Percent of Shares
Name                                Beneficially Owned (1)      Outstanding
----                                ----------------------      -----------

Beneficial Owners of More Than 5%

Pioneer Bank, A Federal Savings Bank(2)     359,673               10.06%
Employee Stock Ownership Plan Trust

Joseph Stilwell(3)                          295,000                8.25
26 Broadway, 23rd Floor
New York, NY 10004

                       (table continued on following page)

                                      Number of Shares       Percent of Shares
Name                                Beneficially Owned (1)      Outstanding
----                                ----------------------      -----------

Beneficial Owners of More Than 5% (continued)

Westport Asset Management, Inc.(4)         232,500                  6.50%
253 Riverside Avenue
Westport, Connecticut 06880

Brandes Investment Partners, L.P.(5)       199,285                  5.57
12750 High Bluff Drive
San Diego, California 92130

Directors(6)

John Gentry                                 36,126                  1.01
John A. Lienkaemper                         36,351                  1.02
Albert H. Durgan                            31,643                     *
Edward H. Elms                              45,195                  1.26
Stephen R. Whittemore                       41,126                  1.15
Charles H. Rouse                            41,126                  1.15

Named Executive Officers(6)(7)

Berniel L. Maughan                          10,000                     *
Zane F. Lockwood                            35,153                     *
All Executive Officers and
 Directors as a Group (eight persons)      276,720                  7.74%
------------
*    Less than 1 percent of shares outstanding.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. The table includes exercisable stock options under the Company's 1998 Stock Option Plan ("Option Plan") in the amounts of 11,737 each for Messrs. Gentry, Lienkaemper, Durgan, Elms, Whittemore and Rouse. The table also includes exercisable stock options under the Option Plan in the amounts of 10,000 and 18,779 for Messrs. Maughan and Lockwood, respectively.
(2) Under the terms of the ESOP, the trustees will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion as shares for which the trustees have received voting instructions from participants. As of the Voting Record Date, 159,915 shares have been allocated to participants' accounts. The trustees of the ESOP are William H. Winegar, Michelle Kaseburg, Anne Raffetto and Jonathan McCreary.
(3) Based on a SEC Schedule 13D, dated August 21, 2001, that discloses shared voting and dispositive power as to 295,000 shares.
(4) Based on a SEC Schedule 13G, dated February 14, 2001, that discloses shared voting and dispositive power as to 232,500 shares.
(5) Based on a SEC Schedule 13G dated February 11, 1999, that discloses shared voting and dispositive power as to 199,285 shares.

                  (footnotes continued on following page)

(6) Includes unvested shares in the Company's Management Recognition and Development Plan ("MRDP"). Participants in the MRDP exercise all rights incidental to ownership, including voting rights.
(7) SEC regulations define the term "named executive officers" to include all individuals serving as chief executive officer during the most recently completed fiscal year, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Messrs. Maughan and Lockwood were the Company's only "named executive officers" during the fiscal year ended March 31, 2001.

------------------------------------------------------------------------------
                      PROPOSAL I -- ELECTION OF DIRECTORS
------------------------------------------------------------------------------

     The Company's Board of Directors consists of six members. In accordance with the Company's Articles of Incorporation, the Board is divided into three classes with three-year staggered terms, with approximately one-third of the
directors elected each year.   The Board of Directors has nominated John
Gentry and John A. Lienkaemper for election as directors, each to serve for a three-year period or until their respective successors have been duly elected and qualified. Messrs. Gentry and Lienkaemper are both current members of the Board of Directors of the Company and each has consented to being named in this Proxy Statement and to serving as a director on the Board if elected.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

     The Board of Directors recommends a vote "FOR" the election of Messrs. Gentry and Lienkaemper.

     The following table sets forth certain information regarding the nominees for election at the Meeting, as well as information regarding those directors continuing in office after the Meeting.

                                               Year First
                                               Elected or
                                               Appointed       Term to
Name                       Age(1)              Director (2)    Expire
----                       ------              ------------    ------
                                    NOMINEES

John Gentry                 53                    1992          2001(3)
John A. Lienkaemper         64                    1979          2001(3)

                               CONTINUING DIRECTORS

Albert H. Durgan            70                    1985          2002
Edward H. Elms              53                    1986          2002
Stephen R. Whittemore       51                    1983          2003
Charles H. Rouse            55                    1991          2003

(1)  As of March 31, 2001.
(2) Includes prior service on the Board of Directors of the Savings Bank. Each member of the Board of Directors of the Company is also a member of the Board of Directors of the Savings Bank.
(3) Each nominee has been nominated to serve for a three-year period or until their respective successors have been duly elected and qualified.

     The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

     John Gentry has been President and General Manager of Gentry Ford Sales, Inc., an automobile dealership located in Ontario, Oregon, since 1985. He served as Vice President of that company between 1972 and 1985. Mr. Gentry has a Bachelor of Science degree in Business/Journalism from the University of Oregon. He has been a Director and President of the Ontario, Oregon, Chamber of Commerce, a Director of the City of Ontario, Oregon, Budget Board, a Director and President of the Oregon Automobile Dealers Association, and a Director of the Western States Ford Dealer Advertising Association.

     John A. Lienkaemper has been a senior auditor, consultant and U.S. Safety Coordinator for The Loewen Group, which owns and operates funeral homes, cemeteries, and crematories, since 1993. Mr. Lienkaemper was a consultant for Malletta-Verton Partnership, a funeral home operator, from 1989 to 1993.
Prior to 1989, he owned and operated Lienkaemper Chapels located in Nyssa, Ontario, and Vale, Oregon. Mr. Lienkaemper has a Bachelor of Science in Geology from Oregon State University.

     Albert H. Durgan is retired from the Savings Bank after 34 years of service. He served as President of the Savings Bank from 1986 to 1992. Prior to being President, he held the position of Executive Vice President for seven years, Branch Manager for 18 years, and also served in other front-line and back office positions. Mr. Durgan has a Bachelor of Science degree in Real Estate and Finance from the University of Oregon.

     Edward H. Elms has been the owner of P&E Distributing Company, a beverage distributor, located in Baker City, Oregon, for 29 years. He also owns and manages commercial and residential rental properties in the Baker City area. Mr. Elms was the co-owner of Heritage Chevrolet, a car dealership located in Baker City, Oregon, from 1996 to 1999. Mr. Elms has a degree in Diesel Technology from the Oregon Institute of Technology.

     Stephen R. Whittemore has been the owner of BesTruss, an engineered roof systems company, since 1996. He was a partner in Wallowa Lake Tram, Inc. from 1983 to 2001, and was the owner of La Grande Lumber Company, a distributor of building materials, from 1971 to 1996. Mr. Whittemore has a Bachelor of Science degree in Economics from Oregon State University.

     Charles H. Rouse has been employed by Norris Beggs & Simpson Realtors as Vice President, Corporate Services, since January of 2001. Prior to 2001, Mr. Rouse was an authorized Sears dealer in Baker City, Oregon, and a property developer and manager since 1995. He was the owner of Rouse's Home Furnishings, Baker City, Oregon, from 1985 to 1995. He has been a Director of the Oregon Tourism Commission and the Western Building Materials Association. Mr. Rouse has a Bachelor of Science degree in Biology and a Masters of Business Administration from Oregon State University.

     The Stilwell Group and Joseph Stilwell have advised the Company of their intent to nominate one or both of Kevin D. Padrick and Neil R. Bryant to the Board of Directors at the Meeting. The Stilwell Group has filed definitive proxy materials to solicit proxies for the election of Kevin D. Padrick to the
Board of Directors at the Meeting.   YOUR BOARD OF DIRECTORS URGES YOU TO
RETURN ONLY MANAGEMENT'S GREEN PROXY CARD, WHICH IS ENCLOSED, AND TO VOTE "FOR" THE ELECTION OF EACH OF THE BOARD'S NOMINEES, JOHN GENTRY AND JOHN A. LIENKAEMPER.

------------------------------------------------------------------------------
             MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
------------------------------------------------------------------------------

     The Boards of Directors of the Company and the Savings Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended March 31, 2001, the Board of Directors of the Company held five special meetings and four regularly scheduled meetings, and the Board of Directors of the Savings

Bank held one special meeting and 12 regularly scheduled meetings. No director of the Company or the Savings Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period.

     Committees of the Company's Board. The Company's Board of Directors has established Audit and Nominating Committees.

     The Audit Committee consists of Directors Elms (Chairman), Gentry and Durgan. It receives and reviews all reports prepared by the Company's external and internal auditors. The internal auditor reports monthly to the Audit Committee. The Audit Committee met five times during the fiscal year ended March 31, 2001.

     The full Board of Directors acts as a Nominating Committee for the annual selection of management's nominees for election as directors of the Company. The full Board of Directors met once in its capacity as Nominating Committee on July 24, 2001.

     Committees of the Savings Bank's Board. The Savings Bank's Board of Directors has established Personnel and Compensation, Audit and Nominating Committees, among others.

     The Personnel Committee, consisting of Directors Rouse (Chairman), Elms and Lienkaemper, is responsible for all personnel issues, including recommending compensation levels for all employees and senior management to the Board of Directors. The Personnel Committee meets at least twice a year and met four times during the year ended March 31, 2001.

     The Audit Committee, consisting of Directors Elms (Chairman), Gentry and Durgan, receives and reviews all reports prepared by the Savings Bank's external auditor and the internal audit function. The Audit Committee met four times during the year ended March 31, 2001.

     The full Board of Directors of the Savings Bank acts as a Nominating Committee for the annual selection of its nominees for election as directors. The full Board of Directors met once in its capacity as Nominating Committee on July 24, 2001.

------------------------------------------------------------------------------
                          DIRECTORS' COMPENSATION
------------------------------------------------------------------------------

Fees

     The Company and the Savings Bank each pay fees to its directors. Each director of the Company receives a quarterly fee of $1,000, except that the Chairman of the Board receives a quarterly fee of $1,250. Each director of the Savings Bank, other than the Chairman of the Board, receives a monthly fee of $1,075. The Chairman of the Board of the Savings Bank receives a monthly fee of $1,125. Each director receives an additional $125 per month for service on the Board of Directors of Pioneer Development Corporation, a wholly-owned subsidiary of the Savings Bank. The Company and the Savings Bank paid total fees to directors of $165,000 for the fiscal year ended March 31, 2001.

Directors Emeritus Plan

     The Savings Bank maintains the Pioneer Bank Director's Plan which confers director emeritus status on a director who retires at or after attaining age 70 with 10 or more years of service. Under the Director's Plan, a director emeritus receives a fee equal to the greater of $800 or 65% of the fee payable to regular Board members for attendance at monthly Board meetings. The fee is payable for the life of the director emeritus. As a condition of receipt of benefits under the Director's Plan, a director emeritus is expected to be available to advise and consult with management of the Savings Bank, represent and promote the interests of the Savings Bank in its primary market area, and refrain from business activities that are competitive with or contrary to the interests of the Savings Bank. An additional feature of the Director's Plan provides that, in the event of a change in control of the Company or the Savings Bank (as defined in the Director's Plan), each active director would be treated as a director emeritus on the effective date of the change of control. Within 30 days of such date, each director would receive a payment equal to the present value of seven times the annual fees payable to the director at the effective time of the change in control. The present value calculation is based on the applicable federal rate as published by the Internal Revenue Service. Assuming a change in control had occurred at March 31, 2001, the aggregate amount payable under the Director's Plan to all current directors would be approximately $326,000.

------------------------------------------------------------------------------
                         EXECUTIVE COMPENSATION
------------------------------------------------------------------------------

Summary Compensation Table

     The following information is provided for Messrs. Maughan and Lockwood.


                                                              Long-term Compensation
                                 Annual Compensation(1)                Awards
                             --------------------------      -------------------------
                                                              Restricted     Number           All
Name and                                                         Stock         of         Other Annual
Position                     Year  Salary($)     Bonus       Awards($)(2)   Options(3)   Compensation(4)
--------                     ----  ---------     -----       ------------   ----------   ---------------

Berniel L. Maughan(5)        2001  $124,039     $25,000       $     --        50,000       $ 3,000
President and
 Chief Executive Officer

Zane F. Lockwood(6)          2001    96,000          --             --            --        27,758
Executive Vice               2000    84,224          --             --            --        19,661
 President and               1999    76,324      20,000        209,386        46,948         4,654
 Corporate Secretary
---------------
(1)  Does not include certain benefits, the aggregate amounts of which do not exceed 10% of total annual salary and bonus.
(2)  Represents the value of restricted stock awards at October 8, 1998, the date of grant, for Mr.
     Lockwood, pursuant to the MRDP.  The MRDP was approved by stockholders at the 1998 Annual Meeting of
     Stockholders and provides for the award of Common Stock in the form of restricted stock awards to directors, officers and key employees. Dividends are paid on such awards if and when declared and paid by the Company on the Common Stock.  At March 31, 2001, the value of the unvested awards (which vest pro rata over the remaining three year period) for Mr. Lockwood was approximately $158,448 (11,267 shares at $14.063 per share).
(3)  For Mr. Maughan, represents the number of options granted on May 22, 2000, which vest at a rate of 20%
     per year over a five year period.  For Mr. Lockwood, represents the number of options granted on
     October 8, 1998, which vest at a rate of 20% per year over a five year period.
(4)  Consists of employer 401(k) plan contributions, ESOP shares allocated but not necessarily vested and life insurance premium benefit. ESOP shares allocated are valued at the Company's Common Stock share price on the close of business on March 31, 2001 ($14.063). Mr. Maughan received a $3,000 relocation benefit during the fiscal year ended March 31, 2001.
(5)  On May 23, 2000, Berniel L. Maughan was appointed by the Board of Directors to become the President and
     Chief Executive Officer of the Company and the Savings Bank.
(6)  Prior to Mr. Maughan's appointment as President and Chief Executive Officer, Mr. Lockwood, Executive
     Vice President and Corporate Secretary of the Company and the Savings Bank, was appointed by the Boards of Directors of the Company and the Savings Bank as Acting President and Chief Executive Officer.

                                                            7


     Option Grants in Last Fiscal Year. The Company maintains the Option Plan, which provides discretionary awards of options to purchase Common Stock to officers, directors and employees as determined by the Board of Directors.  The Option Plan was approved by stockholders at the 1998 Annual Meeting of Stockholders.  The
following table lists all grants of options under the Option Plan to Mr. Maughan for the year ended March
31, 2001 and contains certain information about the potential value of the options based upon certain assumptions as to the appreciation of the Company's Common Stock over the life of the option.  No options were granted to Mr. Lockwood during the year ended March 31, 2001.

                                                                                   Potential Realizable
                                                                                     Value at Assumed
                      Number of     Percent of                                 Annual Rates of Stock Price
                      Securities    Total Options                                    Appreciation for
                      Underlying    Granted to                                        Option Term(2)
                       Options      Employees in    Exercise   Expiration      ---------------------------
Name                  Granted (1)      Year          Price        Date              5%($)         10%($)
----                  -----------      ----          -----        ----         ---------------------------

Berniel L. Maughan     50,000         75.47%         $9.125      5/22/10         $642,500      $1,224,500
------------------
(1)  Each option grant reported in the table vests at the rate of 20% per annum.  Options will become immediately exercisable in the event of a change in control of the Company.
(2)  The dollar gains under these columns result from calculations required by the SEC's rules and are not intended to forecast future price appreciation of the Common Stock of the Company.  It is important to note that options have value to the listed executive only if the stock price increases above the exercise price shown in the table during the effective option period.  In order for the listed executives to realize the potential values set forth in the 5% and 10% columns in the table, the price per share of the Company's Common Stock would be approximately $21.97 and $33.61, respectively, as of the expiration of the options granted on May 22, 2000.



     Option Exercise/Value Table. The following table sets forth certain information about outstanding options under the Option Plan held by Messrs. Maughan and Lockwood.


                                                         Number of
                                                   Securities Underlying            Value of Unexercised
                                                    Unexercised Options             In-the-Money Options
                       Shares                        at Fiscal Year End(#)        at Fiscal Year End($)(1)
                     Acquired on      Value       --------------------------     --------------------------
   Name              Exercise (#)   Realized($)   Exercisable  Unexercisable     Exercisable  Unexercisable
   ----              ------------   -----------   -----------  -------------     -----------  -------------
Berniel L. Maughan       --             --              --         50,000              --       $246,900
Zane F. Lockwood         --             --          18,779         28,169        $ 54,703       $ 82,056
--------------
(1)  Value of unexercised in-the-money options equals market value of shares covered by in-the-money options on March 31, 2001 less the option exercise price.  Options are in-the-money if the market value of the shares covered by the options is greater than the option exercise price.

     Employment Agreements. The Company (the "Employer") entered into employment agreements ("Employment Agreement") with Messrs. Maughan and Lockwood (individually, the "Executive") on May 22, 2000 and April 1, 2000, respectively, which were subsequently amended on February 12, 2001. The amendments to the Employment Agreements were made to provide the benefits to the Executive intended when the Board of Directors adopted the initial Employment Agreements.

     Mr. Maughan's Employment Agreement has an initial four-year term, which may be extended annually for an additional year at the discretion of the Board of Directors of the Company. Mr. Lockwood's Employment Agreement was for an initial term of 20 months until June 1, 2001, and may be extended annually for an additional year at the discretion of the Board of Directors of the Company. The Employment Agreements provide that the Executive's base salary is subject to annual review by the Board of Directors. The current base salaries for Messrs. Maughan and Lockwood are $150,000 and $96,000, respectively. The Employment Agreements are terminable by the

Employer at any time, by the Executive if the Executive is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by federal regulations.

     The Employment Agreements provide for liquidated damages in the event of involuntary termination, not involving a change in control. Under this provision, Mr. Maughan would receive the lesser of three years' base salary or the base salary for the remaining term of his Employment Agreement, plus the average bonus paid over the last two fiscal years, all payable monthly. Mr. Lockwood would receive the lesser of 18 month's base salary or the base salary
for the remaining term of his Employment Agreement,  payable monthly.   The
Executives would also be entitled to health and other insurance coverage as currently provided. All of these payments would be reduced, dollar for dollar, by any earnings or insurance the Executive receives over this same time period from any other employment.

     The Employment Agreements also provide for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employer. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, the Executive is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreement as having occurred when, among other things, (a) a person other than the Company purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) a majority of the membership of the Board of Directors changes as the result of a contested election, or (d) shareholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

     In the event of the Executive's termination six months preceding, at the time of, or within 24 months following a change of control, the Executives would be entitled to receive the liquidated damages described above and a lump sum cash payment equal to 2.99 times the Executive's base amount of compensation, minus the acceleration and lapse value of any unvested stock options. Assuming that a change in control had occurred at March 31, 2001 and that the Executives received a lump sum cash payment under the change in control provisions of the Employment Agreements, Messrs. Maughan and Lockwood would have been entitled to a payment of approximately $448,500 and $287,040, respectively. Section 280G of the Code provides that severance payments that equal or exceed three times the individual's base amount are deemed to "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments. The Employment Agreements provide that in the event any payments or benefits provided to the Executives constitute excess parachute payments, the Employer will pay the Executive in cash any additional amounts equal to the amount needed to ensure that the amount of such payment and the value of such benefits received by the Executive, net of any taxes, equals the amount of such payments and value of such benefits as the Executive would receive in the absence of any excise taxes.

     The Employment Agreements restrict the Executive's right to compete against the Employers for a period of one year from the date of termination of the Employment Agreement if the Executive voluntarily terminates employment, except in the event of a change in control.

------------------------------------------------------------------------------
                           AUDIT COMMITTEE MATTERS
------------------------------------------------------------------------------

Audit Committee Charter

     The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit

Committee. The Charter specifies, among other things, the structure and membership requirements of the Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department, and management of the Company. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

Report of the Audit Committee

     In connection with the specific activities performed by the Committee in its oversight role, it has issued the following report:

     (1) The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended March 31, 2001 with management of the Company.

     (2) The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 and SAS 90.

     (3) The Audit Committee has received from the independent accountants, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, (i) a written disclosure, indicating all relationships, if any, between the independent auditor and its related entities and the Company and its related entities which, in the auditor's professional judgment, reasonably may be thought to bear on the auditor's independence, and
          (ii) a letter from the independent auditor confirming that, in its professional judgment, it is independent of the Company; and the Audit Committee has discussed with the auditor the auditor's independence from the Company.

     Based on the review and discussions referred to in paragraphs (1) through
(3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements should be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2001, for filing with the SEC.

                                     The Audit Committee:

                                     Edward H. Elms (Chairman)
                                     John Gentry
                                     Albert H. Durgan

Independence and Other Matters

     Each member of the Audit Committee is "independent," as defined under the Nasdaq Stock Market Rules. The Audit Committee members do not have any relationship to the Company that may interfere with the exercise of their independence from management and the Company. None of the Audit Committee members are current officers or employees of the Company or its affiliates.

------------------------------------------------------------------------------
                       COMPENSATION COMMITTEE MATTERS
------------------------------------------------------------------------------

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

     Report of the Compensation Committee. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to the fundamental executive compensation decisions affecting those individuals.

     The Personnel and Compensation Committee ("Committee") of the Savings Bank's Board of Directors sets and administers all policies, as defined by the SEC, that govern the total compensation, including long-term compensation of the Company's Chief Executive Officer and other executive officers. None of the members of the Committee is an employee of the Company. The Committee's policy is to offer executive officers competitive compensation and benefits that will permit the Company to attract and retain highly qualified individuals and to motivate such individuals by rewarding them based on the Company's performance.

     Currently, the Company's executive compensation package consists primarily of base salary and bonus awards. Individual executive salaries are established based on the individual's subjective performance evaluation, the Company's performance, and market parity. The Committee uses compensation and bonus survey data from the Oregon Banker's Association, America's Community Bankers, and the Washington Financial Industry for its market comparison. The data compares the Company's executive officers to those similarly situated in other similarly sized financial institutions in the region. The compensation of Mr. Maughan, the Company's President and Chief Executive Officer, and Mr. Lockwood, the Company's Executive President and Corporate Secretary, is determined in the same manner as other executive officers as described above. Therefore, Messrs. Maughan's and Lockwood's compensation is largely dependent upon their individual performance, the Company's overall performance, and market comparison.

     Bonuses may be awarded to executive and other officers of the Company based on their performance and that of the Company. The Committee determines the appropriate level of bonuses using the Committee's assessment of each executive officer's contributions to the Company's success. More specifically, the Company's return on average assets, return on equity, corporate management, and staffing controls all are used in this assessment.

     The Company has implemented a Stock Option Plan and MRDP as part of its overall compensation to executive officers.

     The Company provides benefits to its executive officers that are generally available to other Company officers and employees. This includes a 401(k) profit sharing plan, an employee stock ownership plan, and a non-qualified deferred compensation plan for key executives. A committee appointed by the Board of Directors administers the plans. Messrs. Maughan and Lockwood participate in the 401(k) profit sharing plan and the employee stock ownership plan.

     The Committee has recognized that the efforts of key Company executives are, and will continue to be, paramount to its success. Therefore, the Board of Directors approved, based upon the Committee's recommendation, the adoption of an employment agreement with Mr. Maughan, which is designed to retain him and allow him a concerted focus on Company operations. The Company has also entered into an employment agreement with Mr. Lockwood. The terms of Messrs. Maughan's and Lockwood's employment agreements are discussed under "Executive Compensation -- Employment Agreements."

     The Committee has reviewed the total compensation of all executive officers during fiscal year 2001 and has concluded that their compensation is reasonable and consistent with the Company's compensation philosophy and industry practice.

     PERSONNEL AND COMPENSATION COMMITTEE

     /s/ Charles H. Rouse (Chairman)
     /s/ John A. Lienkaemper
     /s/ Edward H. Elms

     Compensation Committee Interlocks and Insider Participation. No executive officer of the Company or the Savings Bank has served as a member of the compensation committee of another entity, one of whose executive officers served on the Personnel Committee. No executive officer of the Company or the Savings Bank has served as a director of another entity, one of whose executive officers served on the Personnel Committee. No executive officer of the Company or the Savings Bank has served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company or the Savings Bank.

    Performance Graph. The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq U.S. Companies Index and a peer group of the SNL Securities, Inc. $250 Million to $500 Million Asset Thrift Index. Total return assumes (i) the reinvestment of all dividends and (ii) the value of the investment in the Company's Common Stock and each index was $100 at the close of trading on October 6, 1997, the date on which the Company's Common Stock began trading on the Nasdaq National Market.

                            [graph appears here]




                                                             Period Ended
                       -----------------------------------------------------------------------------------
Index                  10-06-97   03/31/98    09/30/98   03/31/99   09/30/99  03/31/00  09/30/00  03/31/01
-----                  --------   --------    --------   --------   --------  --------  --------  --------
Oregon Trail
 Financial Corp.       $100.00     106.26       78.31      78.26      68.75     54.99     73.73     90.29
NASDAQ - Total U.S.*    100.00     107.16       99.35     144.79     162.33    269.30    215.49    107.80
SNL $250MM to $500MM
 Thrift Index           100.00     116.82       92.65      99.50     115.26    104.63    122.28    139.58

*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of
Chicago, 2001.  Used with permission.  All rights reserved.  crsp.com


------------------------------------------------------------------------------
                    LEGAL PROCEEDINGS WITH THE STILWELL GROUP
------------------------------------------------------------------------------

     The Company is a party to several legal proceedings involving a dissident shareholder. Stilwell Associates, L.P. has filed four separate suits or proceedings against the Company and/or individual directors. The first was a mandamus proceeding brought in Baker County, Oregon under Oregon's shareholder inspection statute. Stilwell petitioned the Court to require the Company to produce certain shareholder records (the Cede & Co. and NOBO lists) prepared and maintained by third parties. The mandamus proceeding was dismissed on technical grounds, and the court ordered Stilwell Associates, L.P. to pay the Company's costs and attorney fees. The Company's fee petition is now before the Court. Stillwell has already served notice that it is appealing the award to the Oregon Court of Appeals.

     Stilwell Associates, L.P. commenced a second mandamus proceeding after the first was dismissed. The Court recently ruled that the document requests do fall within the state shareholder inspection statute, and ordered the Company to produce the documents under specified terms and to pay Stilwell Associates, L.P.'s attorney fees. The Company has produced the documents and will not appeal the Court's ruling.

     Stilwell Associates, L. P. has also brought a state action in Multnomah County, Oregon against Charles Henry Rouse to remove him from the Company's Board of Directors. Stilwell Associates, L.P. alleges that Mr. Rouse violated the Board's residency requirements. After taking the testimony of Stilwell's investigator under oath, Mr. Rouse filed a motion to compel production of documents. The motion was denied. Mr. Rouse then filed a motion for summary judgment against Stilwell Associates, L.P., which will be argued on September 12, 2001.

     The fourth action is a derivative suit brought in federal court in Portland, Oregon against both the Company and director Edward H. Elms. Stilwell Associates, L.P. alleges that Mr. Elms perjured himself in a deposition given in the Rouse case because his testimony allegedly did not match that of the other Company directors, and that Mr. Elms should therefore be removed from the Board of Directors. The Company and Mr. Elms moved to dismiss the case against them. Stilwell Associates, L.P. responded with a motion to amend and supplement its claims. Both motions were heard on August 23, 2001. Stilwell Associates, L.P. asked for leave to submit additional briefs before the federal magistrate rules on the motions. The Court allowed time for each party to file one legal memorandum regarding subject matter jurisdiction.

     The Company and Mr. Elms also denied the claims against them and filed counterclaims and third-party claims against Joseph Stilwell, Stilwell Associates, L.P., Stilwell Value LLC and Stilwell Value Partners II, L.P. (the "Stilwell Group"). The Company alleges that the Stilwell Group made false and misleading statements under federal securities laws in its Schedule 13D filings with the Securities and Exchange Commission; both the Company and Mr. Elms also alleged that certain of the Stilwell Group's statements were defamatory. The Stilwell Group moved to dismiss the counterclaims and third-party claims or, in the alternative, for summary judgment on these claims. The defamation claims were dismissed with prejudice by agreement of the parties. The alternative motions were also heard on August 23, 2001. The Court has not yet ruled on these motions.

     Pursuant to the Company's Articles of Incorporation and Bylaws and in accordance with Oregon law, the Company is providing defense costs for both
directors.   Mr. Rouse is represented by the Company's counsel.  Mr. Elms has separate counsel.

------------------------------------------------------------------------------
               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
------------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that during the fiscal year ended March 31, 2001 all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with.

------------------------------------------------------------------------------
                         TRANSACTIONS WITH MANAGEMENT
------------------------------------------------------------------------------

     Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. The Company's subsidiary financial institution is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the Savings Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. At March 31, 2001, loans to directors and executive officers totalled approximately $1.2 million.

------------------------------------------------------------------------------
       PROPOSAL II -- APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------------

     Deloitte & Touche LLP served as the Company's independent auditors for the calendar year ended March 31, 2001. The Board of Directors has appointed Deloitte & Touche LLP as independent auditors for the fiscal year ending March 31, 2002, subject to approval by stockholders. A representative of Deloitte & Touche LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

Audit Fees

     The aggregate fees billed to the Company by Deloitte & Touche LLP for professional services rendered for the audit of the Company's financial statements for fiscal 2001 and the reviews of the financial statements included in the Company Forms 10-Q for that year, including travel expenses, were $85,456.

Financial Information Systems Design and Implementation Fees

     Deloitte & Touche LLP performed no financial information system design or implementation work for the Company during the fiscal year ended March 31, 2001.

All Other Fees

     Other than audit fees, the aggregate fees billed to the Company by Deloitte & Touche LLP for fiscal 2001, none of which were financial information systems design and implementation fees, were approximately $11,000. The Audit Committee of the Board of Directors determined that the services performed by Deloitte & Touche LLP other than audit services are not incompatible with Deloitte & Touche LLP maintaining its independence.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2002.

------------------------------------------------------------------------------
                               OTHER MATTERS
------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that the persons named as proxies on the enclosed green proxy card will have discretionary voting authority regarding any such matters. The persons voting these proxies may exercise discretionary authority only as to matters unknown to the Company a reasonable time before this proxy solicitation.

------------------------------------------------------------------------------
                                MISCELLANEOUS
------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. The Company has retained Allen Nelson & Co., a professional proxy solicitation firm, to assist in the solicitation of proxies. Pursuant to an engagement letter, the Company has paid Allen Nelson & Co. a retainer of $25,000, and will pay fees based on the prescribed hourly rate of persons in the firm, plus out of pocket costs. It is anticipated that approximately 10 employees of Allen Nelson & Co. will be utilized in the solicitation. The Company estimates that total costs of solicitation including printing, mailing, reimbursement of brokers' costs and fees payable to Allen Nelson & Co. for proxy solicitation will be approximately $66,500 of which approximately $39,400 has been incurred to date. In addition to solicitation by mail and the efforts of Allen Nelson & Co., directors, officers and regular employees of the Company and/or the Savings Bank may solicit proxies personally, or by telephone, facsimile or electronic mail, without additional compensation.

     The Company's Annual Report to Stockholders has been mailed to stockholders as of the close of business on the Voting Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

------------------------------------------------------------------------------
                           STOCKHOLDER PROPOSALS
------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy solicitation materials for next year's Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 2055 First Street, Baker City, Oregon, no later than March 29, 2002. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

     The Company's Articles of Incorporation generally provide that shareholders will have the opportunity to nominate directors of the Company if such nominations are made in writing and are delivered to the Secretary of the Company not less than 30 days nor more than 60 days before the annual meeting of shareholders; provided, however, if less than 31 days notice of the annual meeting is given, such notice shall be delivered to the Secretary of the Company no later than the close of the tenth day following the date on which notice of the meeting was mailed to shareholders. The notice must set forth
(i) the name, age, business address and, if known, residence address of each nominee for election as a director, (ii) the principal occupation or employment of each nominee, (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee, (iv) such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee pursuant to the Exchange Act, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and
(v) as to the shareholder giving such notice (a) his or her name and address as they appear on the Company's books and (b) the class and number of shares of the Company which are beneficially owned by such shareholder.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              /S/ZANE F. LOCKWOOD
                              ZANE F. LOCKWOOD
                              CORPORATE SECRETARY

Baker City, Oregon
September 5, 2001

------------------------------------------------------------------------------
                                FORM 10-K
------------------------------------------------------------------------------
A copy of the Company's Form 10-K for the fiscal year ended March 31, 2001, as filed with the SEC will be furnished without charge to stockholders as of the close of business on the Voting Record Date upon written request to Zane F. Lockwood, Corporate Secretary, Oregon Trail Financial Corp., 2055 First Street, Baker City, Oregon 97814.
------------------------------------------------------------------------------

                                APPENDIX

     The following table sets forth the names, principal occupations, business addresses and the number of shares of the common stock of Oregon Trail Financial Corp. (the "Company") beneficially owned by the directors of the Company and Pioneer Bank, A Federal Savings Bank (the "Savings Bank") and such other officers and employees, and associates of such directors, officers and employees, as may be deemed participants in this proxy solicitation under the federal securities laws (together the "Participants").

Name, Occupation and Address                               Shares Owned (1)
----------------------------                               ----------------

Berniel L. Maughan                                             10,000
President and Chief Executive Officer
Oregon Trail Financial Corp.
2055 First Street
Baker City, Oregon  97814

Jonathan McCreary                                               1,262
Chief Financial Officer
Oregon Trail Financial Corp.
2055 First Street
Baker City, Oregon 97814

Zane F. Lockwood                                               35,153
Executive Vice President and Corporate Secretary
Oregon Trail Financial Corp.
2055 First Street
Baker City, Oregon 97814

Stephen R. Whittemore                                          41,126
Chairman of the Board
Owner
BesTruss
1405 Adams
La Grande, Oregon 97850

John Gentry                                                    36,126
President and General Manager
Gentry Ford Sales, Inc.
1802 SW 4th Avenue
Ontario, Oregon 97914

John A. Lienkaemper                                            36,351
Senior Auditor, Consultant and U.S.
  Safety Coordinator
The Loewen Group
78 NW 1st Avenue
Ontario, Oregon 97914

                     (table continued on following page)

Name, Occupation and Address                               Shares Owned (1)
----------------------------                               ----------------

Albert H. Durgan                                                31,643
Retired
1130 E. Street
Baker City, Oregon 97814

Edward H. Elms                                                  45,195
Owner
P&E Distributing Company
1320 7th Street
Baker City, Oregon 97814

Charles H. Rouse                                                41,126
Vice President, Corporate Services
Norris Beggs & Simpson Realtors
121 SW Morrison, Suite 200
Portland, Oregon 97204

Total                                                          277,982

----------------
(1) For detailed information regarding each Participant's beneficial ownership of common stock, including the number of shares listed above which represent shares currently purchasable upon the exercise of stock options and unvested MRDP shares. See the tables in the Proxy Statement listing beneficial ownership under the captions "Security Ownership of Certain Beneficial Owners and Management " and "Proposal I - Election of Directors."

     None of the Participants has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years. No Participant owns any shares of common stock of record but not beneficially. No Participant owns any securities of any subsidiary of the Company.

     During the past two years, none of the Participants has borrowed or otherwise obtained funds for the purpose of acquiring or holding any securities of the Company.

     None of the Participants has any substantial direct or indirect interest in any matters to be acted upon at the Meeting, other than the directors who have been re-nominated for election to the Board.

     During the past two years, the Participants listed above have not effected any purchases and sales of the Company's common stock.

     One of the Participants, Mr. Lockwood, has, during the past two years, acquired beneficial ownership of shares of common stock through his participation in the Company's Employee Stock Ownership Plan (the "ESOP"). Share allocations under the ESOP to Mr. Lockwood for the plan years ended March 31, 2001 and 2000 were 1,611 shares and 1,899 shares.

     Each of the Participants listed above has been granted options to purchase common stock under the Oregon Trail Financial Corp. 1998 Stock Option and Incentive Plan as follows:

                                         Options  Exercise  Annual    Vesting
Participant                Date Granted  Granted    Price   Vesting  begins on
-----------                ------------  -------    -----   -------  ---------
Berniel L. Maughan          05/22/2000   50,000     9.125    20.00% 04/08/2001
Jonathan McCreary           07/19/2000    5,047     10.75    25.00  04/08/2001
Zane F. Lockwood            10/08/1998   46,948     11.15    20.00  10/08/1999
Stephen R. Whittemore       10/08/1998   23,474     11.15    25.00  10/08/1999
John Gentry                 10/08/1998   23,474     11.15    25.00  10/08/1999
John A. Lienkaemper         10/08/1998   23,474     11.15    25.00  10/08/1999
Albert H. Durgan            10/08/1998   23,474     11.15    25.00  10/08/1999
Edward H. Elms              10/08/1998   23,474     11.15    25.00  10/08/1999
Charles H. Rouse            10/08/1998   23,474     11.15    25.00  10/08/1999

     Each of the Participants listed above has been awarded shares of restricted stock under the Oregon Trail Financial Corp. 1999 Management Recognition and Development Plan, as follows:

                                            Restricted   Annual    Vesting
Participant                 Date Awarded      Shares    Vesting   begins on
-----------                 ------------      ------    -------   ---------
Zane F. Lockwood             10/08/1998       18,779     20.00%   10/08/1999
Stephen R. Whittemore        10/08/1998        9,389     25.00    10/08/1999
John Gentry                  10/08/1998        9,389     25.00    10/08/1999
John A. Lienkaemper          10/08/1998        9,389     25.00    10/08/1999
Albert H. Durgan             10/08/1998        9,389     25.00    10/08/1999
Edward H. Elms               10/08/1998        9,389     25.00    10/08/1999
Charles H. Rouse             10/08/1998        9,389     25.00    10/08/1999

     Other than the stock option and restricted stock awards discussed above and the participation by Mr. Lockwood in the ESOP, no Participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company.

     Except as disclosed in this Proxy Statement, none of the Participants has any arrangement or understanding with respect to any future employment by the Company or its subsidiaries or any future transactions to which the Company or any of its subsidiaries will or may be a party, nor any material interest, direct or indirect, in any transaction which has occurred since April 1, 2000 or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party and in which the amount involved exceeds $60,000.

                               * * * * *

                                                                    Exhibit A

                       OREGON TRAIL FINANCIAL CORP.

                      CHARTER OF THE AUDIT COMMITTEE
                        OF THE BOARD OF DIRECTORS


I.  Audit Committee Purpose

          The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

              . Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

              . Monitor the independence and performance of the Company's independent auditors and internal auditing department.

              . Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

          The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

Audit Committee Composition and Meetings

          Audit Committee members shall meet the requirements of the NASDAQ National Market. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting, and be able to read and understand fundamental financial statements. At least one member of the Committee shall have accounting or related financial management expertise.

          Audit Committee members shall be appointed by the Board on recommendation of the Chairman. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

          The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee, or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. Audit Committee Responsibilities and Duties

     Review Procedures

          . Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

          . Review the Company's annual audited financial statements and other published documents containing the company's financial information prior to filing or distribution. Review should include a discussion with management and the independent auditors of significant issues regarding accounting principles, practices, and judgments.

          . Review annual filings with the SEC and other published documents containing the company's financial information. Review should consider whether the information presented in the filings is consistent with the information contained in the financial statements.

          . In consultation with management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial and operational risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

          . Review with financial management, the independent auditors, and the internal auditor the company's quarterly financial results prior to the release of earnings; and/or the Company's quarterly financial statements prior to filing with the SEC or other regulators or prior to distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

    Independent Auditors

          . The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review, confirm, and assure the independence and performance of the independent auditors. Annually, the Committee will recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

          . Approve the fees and other significant compensation to be paid to the independent auditors.

          . On an annual basis, the Committee will review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence. This should include a review of any consulting services provided by the independent auditors and the fees paid for those services.


          . Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

          . Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

    Internal Audit Department and Legal Compliance

          . Review the budget, plan, changes in the plan, activities, organizational structure, and qualifications of the internal audit department as needed.

          . Review and retain veto power over the appointment, performance, and replacement of the internal auditor.

          . Annually, confirm and assure the independence of the internal auditor.

          . Review significant reports prepared by the internal audit department, together with management's response and follow-up to these reports.

          . On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Additional Audit Committee Responsibilities

          . Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report shall detail the Committee's review of the audited financial statements with management, discussions with the independent auditors pertaining to the requirements set out in SAS 61, the auditors' continued independence, and the Committees' recommendations as to inclusion of the financial statements in the Company's annual report. The report shall be included in the Company's annual proxy statement.

          . Establish, review, and periodically update a Code of Ethical Conduct; and ensure that management has established a system to enforce the Code.

          . Periodically perform a self-assessment of Audit Committee performance.

          . Review financial and accounting personnel succession-planning within the Company.

          . Annually review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites. Annually review a summary of directors' and officers' related-party transactions and potential conflicts of interest.

          . Perform any other activities consistent with this charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

          . Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                    * * * * *

                             REVOCABLE PROXY
                       OREGON TRAIL FINANCIAL CORP.

------------------------------------------------------------------------------
                      ANNUAL MEETING OF STOCKHOLDERS
                           SEPTEMBER 28, 2001
------------------------------------------------------------------------------

    I hereby appoint Stephen R. Whittemore and Berniel L. Maughan with full powers of substitution, as my attorneys and proxies to vote all shares of common stock of Oregon Trail Financial Corp. that I am entitled to vote at the Annual Meeting of Stockholders, to be held at the Sunridge Inn and Conference Center, One Sunridge Lane, Oregon, on Friday, September 28, 2001 at 10:00 a.m., Pacific Daylight Time, and at any and all adjournments thereof, with respect to the following.

                                                                  FOR ALL
                                                  FOR   WITHHELD  EXCEPT
                                                  ---   --------  -------

1.  The election as directors of all nominees     [  ]    [  ]     [  ]
    listed (except as marked to the contrary below).

    John Gentry
    John A. Lienkaemper

    INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All
    Except" and write that nominee's name in the space provided below.

    -------------------------------------------

2.  The approval of the appointment of      [ ] FOR  [ ] AGAINST  [ ] ABSTAIN
    Deloitte & Touche LLP as independent
    auditors for the fiscal year ending
    March 31, 2002.

3.  In their discretion, upon such other
    matters as may properly come before
    the meeting.

    The Board of Directors recommends a vote "FOR" the above proposals.

------------------------------------------------------------------------------
THE NAMED PROXIES WILL VOTE YOUR SHARES AS YOU INSTRUCT, BUT IF YOU DO NOT SPECIFY HOW YOU WANT TO VOTE YOUR SHARES, THE NAMED PROXIES WILL VOTE YOUR SHARES FOR THE BOARD OF DIRECTORS' NOMINEES IN THE ELECTION OF DIRECTORS AND FOR THE APPROVAL OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS. THE NAMED PROXIES WILL VOTE YOUR SHARES IN THEIR BEST JUDGMENT ON ANY OTHER MATTERS PRESENTED AT THE MEETING. THE NAMED PROXIES VOTING THESE PROXIES MAY EXERCISE DISCRETIONARY AUTHORITY ONLY AS TO MATTERS UNKNOWN TO THE COMPANY A REASONABLE TIME BEFORE THE PROXY SOLICITATION. THE BOARD OF DIRECTORS DOES NOT KNOW OF ANY OTHER MATTERS TO BE PRESENTED AT THE MEETING.
------------------------------------------------------------------------------

            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the stockholder(s) be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy revokes all prior proxies given by the stockholder(s).


     The undersigned stockholder acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders, and the 2001 Annual Report to Stockholders.

Dated:                            , 2001
       ---------------------------

----------------------------------        ----------------------------------
PRINT NAME OF SHAREHOLDER                 PRINT NAME OF SHAREHOLDER

----------------------------------        ----------------------------------
SIGNATURE OF SHAREHOLDER                  SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required, but each holder should sign, if possible.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.